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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) April 20, 2000


SUPERIOR BANK FSB (as seller and servicer under the Sale and Servicing Agreement, dated as of March 1, 2000, providing for the issuance of AFC Mortgage Loan Asset Backed Notes, Series 2000-1)


                                Superior Bank FSB
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             (Exact name of registrant as specified in its charter)


        United States               333-83597                36-1414142
        -------------               ---------                ----------
(State or Other Jurisdiction       (Commission            (I.R.S. Employer
of Incorporation)                  File Number)           Identification Number)

One Lincoln Centre
Oakbrook Terrace, Illinois                                      60181
--------------------------                                      -----
(Address of Principal                                          (Zip Code)
Executive Offices)

Registrant's telephone number, including area code (630) 916-4000
                                                   ----- --------


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Item 2.  Acquisition or Disposition of Assets
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Description of the Notes, Group 1 and Group 2

         On March 28, 2000 a single series of notes, entitled AFC Mortgage Loan Asset Backed Notes, Series 2000-1 (the "Notes") were issued pursuant to a sale and servicing agreement (the "Agreement"), dated as of March 1, 2000, among Superior Bank FSB as seller (the "Seller") and servicer (the "Servicer"), AFC Trust Series 2000-1 (the "Issuer") as issuer and LaSalle Bank National Association as indenture trustee (the "Indenture Trustee").

         On April 20, 2000, following the closing of the initial issuance of the Notes, pursuant to the Agreement, the Issuer purchased from the Seller and pledged to the Indenture Trustee Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to $55,211,418.74 with respect to Group 2 with funds on deposit in the Group 2 Pre-Funding Account, established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Issuer and pledged to the Indenture Trustee pursuant to a Subsequent Transfer Instrument, dated as of April 20, 2000, among the Seller, the Indenture Trustee and the Issuer.

         On April 27, 2000, following the closing of the initial issuance of the Notes, pursuant to the Agreement, the Issuer purchased from the Seller and pledged to the Indenture Trustee Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to $39,922,222.57 with respect to Group 1 with funds on deposit in the Group 1 Pre-Funding Account and $265,750.00 with respect to Group 2 with funds on deposit in the Group 2 Pre-Funding Account, each established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Issuer and pledged to the Indenture Trustee pursuant to a Subsequent Transfer Instrument, dated as of April 27, 2000, among the Seller, the Indenture Trustee and the Issuer.

         Items 3 through 6 and Item 8 are not included because they are not applicable.

         Item 7.  Financial Statements and Exhibits

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits

                  4.1 Subsequent Transfer Instrument, dated as of April 20, 2000, among Superior Bank FSB, as Seller, LaSalle Bank National Association, as Indenture Trustee and AFC Trust Series 2000-1, as Issuer.


                                        2

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                  4.2 Subsequent Transfer Instrument, dated as of April 27,
2000, among Superior Bank FSB, as Seller, LaSalle Bank National Association, as Indenture Trustee and AFC Trust Series 2000-1, as Issuer.


                                        3

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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  SUPERIOR BANK FSB

                                                  By:/s/ William Bracken
                                                     ---------------------------
                                                  Name:  William Bracken
                                                  Title: Chief Financial Officer
                                                         Senior Vice President


Dated: April 20, 2000



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                                  EXHIBIT INDEX


                  4.1 Subsequent Transfer Instrument, dated as of April 20, 2000, among Superior Bank FSB, as Seller, LaSalle Bank National Association, as Indenture Trustee and AFC Trust Series 2000-1, as Issuer.

                  4.2 Subsequent Transfer Instrument, dated as of April 27, 2000, among Superior Bank FSB, as Seller, LaSalle Bank National Association, as Indenture Trustee and AFC Trust Series 2000-1, as Issuer.